Exhibit 99.1

News Release

AppFolio, Inc. Announces Fourth Quarter and Fiscal Year 2020 Financial Results

SANTA BARBARA, Calif., March 1, 2021 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), today announced its financial results for the fourth quarter and fiscal year ended December 31, 2020. The Company urges investors to read its Annual Report on Form 10-K for the year ended December 31, 2020, which will also be filed with the Securities and Exchange Commission (the "SEC") today, March 1, 2021, and will be available on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
The Company is not providing revenue guidance for fiscal year 2021 due to limited visibility into future business trends and financial performance in the current operating environment. Diluted weighted average shares are expected to be approximately 36 million for fiscal year 2021.

Conference Call Information
As previously announced, the Company will host a conference call today, March 1, 2021, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Participants who wish to dial into the conference call please register in advance at http://www.directeventreg.com/registration/event/8438087. After registering, a confirmation email will be sent, including dial-in details and a unique code for entry. Registration will be open through the start of the live call.

Following the conference call, a replay will be available at (800) 585-8367 (domestic) or (416) 621-4642 (international). The replay passcode is 8438087. An archived webcast of this conference call will also be available on AppFolio’s Investor Relations website at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio provides innovative software, services and data analytics to the real estate industry. Our industry-specific, cloud-based business management solutions are designed to enable our customers to digitally transform their businesses, address critical business operations and enable exceptional customer service. Today our core solutions include AppFolio Property Manager, AppFolio Property Manager PLUS, and AppFolio Investment Management. In addition, the Company offers a variety of Value+ services that are designed to enhance, automate and streamline essential processes and workflows for our customers. AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the impact of the COVID-19 pandemic on the Company's business, and the timing of providing updated financial guidance.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2020, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	December 31, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$140,263	$15,813
Investment securities—current	28,256	22,876
Accounts receivable, net	10,057	7,562
Prepaid expenses and other current assets	20,777	15,540
Total current assets	199,353	61,791
Investment securities—noncurrent	6,770	12,089
Property and equipment, net	26,439	14,744
Operating lease right-of-use assets	30,561	27,803
Capitalized software development costs, net	35,459	30,023
Goodwill	56,147	58,425
Intangible assets, net	16,357	21,377
Deferred taxes	12,181	27,574
Other long-term assets	6,213	6,276
Total assets	$389,480	$260,102
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,040	$1,927
Accrued employee expenses	18,888	17,758
Accrued expenses	14,069	10,833
Deferred revenue	2,262	4,600
Income tax payable	9,095	—
Other current liabilities	4,451	11,139
Term loan, net—current portion	—	1,208
Total current liabilities	49,805	47,465
Operating lease liabilities	40,146	33,312
Term loan, net	—	47,375
Deferred taxes	13,609	—
Total liabilities	103,560	128,152
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding as of December 31, 2020 and December 31, 2019	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of December 31, 2020 and December 31, 2019; 19,148 and 16,923 shares issued as of December 31, 2020 and December 31, 2019, respectively; 18,729 and 16,552 shares outstanding as of December 31, 2020 and December 31, 2019, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized as of December 31, 2020 and December 31, 2019; 15,659 and 17,594 shares issued and outstanding as of December 31, 2020 and December 31, 2019, respectively	2	2
Additional paid-in capital	161,247	161,509
Accumulated other comprehensive income	56	33
Treasury stock, at cost, 419 and 371 shares of Class A common stock as of December 31, 2020 and December 31, 2019, respectively	(25,756)	(21,562)
Retained earnings (accumulated deficit)	150,369	(8,034)
Total stockholders’ equity	285,920	131,950
Total liabilities and stockholders’ equity	$389,480	$260,102

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020(1)	2019	2020(1)	2019
Revenue	$72,432	$67,362	$310,056	$256,012
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	29,905	26,403	119,029	101,642
Sales and marketing	15,328	14,441	58,445	51,528
Research and product development	11,735	11,086	48,529	39,508
General and administrative	11,177	9,117	47,480	34,478
Depreciation and amortization	7,039	6,226	26,790	22,395
Total costs and operating expenses	75,184	67,273	300,273	249,551
(Loss) income from operations	(2,752)	89	9,783	6,461
Other income, net	1,138	84	188,897	16
Interest income (expense), net	60	(330)	(1,849)	(1,654)
(Loss) income before (benefit from) provision for income taxes	(1,554)	(157)	196,831	4,823
(Benefit from) provision for income taxes	(1,041)	(4,585)	38,428	(31,459)
Net (loss) income	$(513)	$4,428	$158,403	$36,282

Net (loss) income per common share:
Basic	$(0.01)	$0.13	$4.62	$1.07
Diluted	$(0.01)	$0.12	$4.44	$1.02
Weighted average common shares outstanding:
Basic	34,332	34,091	34,264	34,016
Diluted	34,332	35,597	35,713	35,567

(1) MyCase was divested on September 30, 2020. The results of MyCase have been included in our results of operations through the date of divestiture.

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020(1)	2019	2020(1)	2019
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$408	$393	$1,506	$1,466
Sales and marketing	346	367	1,415	1,271
Research and product development	470	387	1,818	1,411
General and administrative	993	731	4,286	3,161
Total stock-based compensation expense	$2,217	$1,878	$9,025	$7,309

(1) MyCase was divested on September 30, 2020. The results of MyCase have been included in our results of operations through the date of divestiture.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020(1)	2019	2020(1)	2019
Cash from operating activities
Net income	$(513)	$4,428	$158,403	$36,282
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,039	6,226	26,790	22,395
Amortization of operating lease right-of-use assets	728	1,114	3,701	4,130
Deferred income taxes	6,124	(4,423)	29,002	(31,455)
Stock-based compensation	2,217	1,878	9,025	7,309
Gain on sale of business	(22)	—	(187,658)	—
Other	(45)	(104)	125	32
Changes in operating assets and liabilities:
Accounts receivable	(553)	747	(2,782)	(2,031)
Prepaid expenses and other current assets	(5,035)	372	(5,894)	(4,031)
Other assets	(199)	247	(519)	1,376
Accounts payable	(1,598)	241	(903)	511
Accrued employee expenses	880	4,056	2,799	4,542
Accrued expenses	947	69	6,878	55
Deferred revenue	(285)	154	530	1,193
Operating lease liabilities	571	224	(564)	(2,662)
Other liabilities	(7,173)	245	9,366	1,241
Net cash provided by operating activities	3,083	15,474	48,299	38,887
Cash from investing activities
Purchases of available-for-sale investments	(13,998)	(14,508)	(43,877)	(25,198)
Proceeds from sales of available-for-sale investments	2,769	—	16,711	2,750
Proceeds from maturities of available-for-sale investments	14,030	4,660	27,330	15,660
Purchases of property, equipment and intangible assets	(2,487)	(3,999)	(19,038)	(8,084)
Capitalization of software development costs	(6,345)	(5,329)	(26,042)	(20,998)
Cash paid in business acquisition, net of cash acquired	—	—	—	(54,004)
Proceeds from sale of business, net of cash divested	—	—	191,427	—
Net cash (used in) provided by investing activities	(6,031)	(19,176)	146,511	(89,874)
Cash from financing activities
Proceeds from stock option exercises	420	294	822	553
Tax withholding for net share settlement	(1,237)	(614)	(12,196)	(6,155)
Payment of contingent consideration	—	—	(5,977)	—
Proceeds from issuance of debt	—	472	50,752	2,169
Principal payments on debt	—	(785)	(99,565)	(3,419)
Payment of debt issuance costs	—	—	—	(420)
Purchase of treasury stock	—	—	(4,194)	—
Net cash used in financing activities	(817)	(633)	(70,358)	(7,272)
Net (decrease) increase in cash and cash equivalents and restricted cash	(3,765)	(4,305)	124,452	(58,259)
Cash, cash equivalents and restricted cash
Beginning of period	144,464	20,552	16,247	74,506
End of period	$140,699	$16,247	$140,699	$16,247

(1) MyCase was divested on September 30, 2020. The results of MyCase have been included in our results of operations through the date of divestiture.